Stockholder Services

May 12, 2020

Shareholder Name

Address 1

Address 2

Address 3

IMPORTANT NOTICE

Re: Aberdeen Asia-Pacific Income Fund, Inc.

Dear Stockholder:

We have tried unsuccessfully to contact you regarding an important matter concerning your investment in Aberdeen Asia-Pacific Income Fund, Inc. This matter pertains to important operating initiatives for Aberdeen Asia-Pacific Income Fund, Inc. which requires your response.

It is important that we speak to you promptly regarding this matter.  The call will only take a few moments of your time and there is no confidential information required.

Please contact my colleagues toll-free at 1-800-814-9324 between 9:00 a.m. and 10:00 p.m. Eastern time Monday through Friday.  At the time of the call please reference the number listed below so that we can best serve you efficiently. Please contact us as soon as possible.

Thank you.

Sincerely,

Christian Pittard

President of the Fund

REFERENCE NUMBER:    123456789

ABERDEEN ASIA-PACIFIC INCOME FUND, INC.

1900 Market Street, Suite 200 • Philadelphia, PA 19103